OTHER CURRENT ASSETS - Movements in the provision for impairment of other current assets (Details) - Impairment on other current assets - Other current assets [member] - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Provision for impairment of other current assets
At beginning of year	¥ 2,226,132	¥ 1,699,450
Provision for impairment	1,046,565	657,200
Write off	(135,049)	(113,507)
Reversal	(4,524)	(17,011)
Others	20,102
As at December 31,	¥ 3,153,226	¥ 2,226,132